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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): September 18, 2000




                          TOPCLICK INTERNATIONAL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                           0-30382             33-0755473
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(State or other jurisdiction of    (Commission file    (IRS Employer
incorporation or organization)     number)             Identification No.)



                       Suite 200, 1636 West 2nd Avenue,
                 Vancouver, British Columbia, Canada  V6J 1H4
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             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (604) 737-1127
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     --------------------------------------------------------------------
             (Former name or former address and telephone number,
                         if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S INDEPENDENT PUBLIC ACCOUNTANTS
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     PricewaterhouseCoopers has served TopClick International, Inc. (the
"Company") as independent accountants for four months and has advised the Company on federal, state, and local tax matters. After an evaluation of services provided by a number of independent accounting firms, the Company's Board of Directors has appointed Davidson & Company, LLP as the Company's independent accountants. Prior to its engagement as the Company's independent accountant, Davidson & Company, LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.


     1. On September 18, 2000, the Company dismissed PricewaterhouseCoopers as its independent accountants.

     2. PricewaterhouseCoopers has not rendered an opinion on the financial statements of the Company or its predecessor companies and as a result there have been no adverse opinions or disclaimers of opinion and no reports were qualified or modified as to uncertainty, audit scope or accounting principle.

     3. The decision to change independent accountants was recommended by the Company's Audit Committee and unanimously approved by the Board of Directors.

     4. Since retaining PricewaterhouseCoopers through the date of this report, the Company has had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements of the Company for such years. Since retaining PricewaterhouseCoopers and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has requested that PricewaterhouseCoopers furnish it with a letter stating whether it agrees with the above statements.


ITEM 7:   EXHIBITS
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     (a)  Exhibit
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          Item      Title
          ----      -----

          18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant will furnish the letter of PricewaterhouseCoopers, former accountants to the Company, within ten (10) days.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TOPCLICK INTERNATIONAL, INC.



Date:  September 25, 2000          By:  /s/ Chris Lewis
     ---------------------              -----------------------------------
                                        Chris Lewis, President